Exhibit 99.3

Frequently Used Terms

Listed below are definitions of several of ExxonMobil’s key business and financial performance measures and other terms. These definitions are provided to facilitate understanding of the terms and their calculation. In the case of financial measures that we believe constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G, we provide a reconciliation to the most comparable Generally Accepted Accounting Principles (GAAP) measure and other information required by that rule.

Note: Page numbers referenced in this document refer to ExxonMobil’s 2012 Financial & Operating Review.

Earnings Excluding Special Items — In addition to reporting U.S. GAAP defined net income, ExxonMobil also presents a measure of earnings that excludes earnings from special items quantified and described in our quarterly and annual earnings press releases. Earnings excluding special items is a non-GAAP financial measure, and is included to facilitate comparisons of base business performance across periods. A reconciliation to net income attributable to ExxonMobil is shown on page 85. We also refer to earnings excluding special items as normalized earnings. Earnings per share amounts use the same average common shares outstanding as used for the calculation of earnings per common share and earnings per common share – assuming dilution.

Total Shareholder Return — Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. We calculate shareholder return over a particular measurement period by: dividing (1) the sum of (a) the cumulative value of dividends received during the measurement period, assuming reinvestment, plus (b) the difference between the stock price at the end and at the beginning of the measurement period; by (2) the stock price at the beginning of the measurement period. For this purpose, we assume dividends are reinvested in stock at market prices at approximately the same time actual dividends are paid. Shareholder return is usually quoted on an annualized basis.

Capital and Exploration Expenditures (Capex) — Represents the combined total of additions at cost to property, plant and equipment and exploration expenses on a before-tax basis from the Summary Statement of Income. ExxonMobil’s Capex includes its share of similar costs for equity companies. Capex excludes depreciation on the cost of exploration support equipment and facilities recorded to property, plant and equipment when acquired. While ExxonMobil’s management is responsible for all investments and elements of net income, particular focus is placed on managing the controllable aspects of this group of expenditures.

Entitlement Volume Effects — Production Sharing Contract (PSC) net interest reductions are contractual reductions in ExxonMobil’s share of production volumes covered by PSCs. These reductions typically occur when cumulative investment returns or production volumes achieve thresholds as specified in the PSCs. Once a net interest reduction has occurred, it typically will not be reversed by subsequent events, such as lower crude oil prices. Price and Spend Impacts on Volumes are fluctuations in ExxonMobil’s share of production volumes caused by changes in oil and gas prices or spending levels from one period to another. For example, at higher prices, fewer barrels are required for ExxonMobil to recover its costs. According to the terms of contractual arrangements or government royalty regimes, price or spending variability can increase or decrease royalty burdens and/or volumes attributable to ExxonMobil. These effects generally vary from period to period with field spending patterns or market prices for crude oil or natural gas.

Heavy Oil and Oil Sands — Heavy oil, for the purpose of this report, includes heavy oil, extra heavy oil, and bitumen, as defined by the World Petroleum Congress in 1987 based on American Petroleum Institute (API) gravity and viscosity at reservoir conditions. Heavy oil has an API gravity between 10 and 22.3 degrees. The API gravity of extra heavy oil and bitumen is less than 10 degrees. Extra heavy oil has a viscosity less than 10 thousand centipoise, whereas the viscosity of bitumen is greater than 10 thousand centipoise. The term “oil sands” is used to indicate heavy oil (generally bitumen) that is recovered in a mining operation.

Proved Reserves — Proved reserves in this publication for 2009 and later years are based on current SEC definitions, but for prior years, the referenced proved reserve volumes are determined on bases that differ from SEC definitions in effect at the time. Specifically, for years prior to 2009 included in our five-year average replacement ratio, reserves are determined using the SEC pricing basis but including oil sands and our pro-rata share of equity company reserves for all periods. Prior to 2009, oil sands and equity company reserves were not included in proved oil and gas reserves as defined by the SEC. In addition, prior to 2009, the SEC defined price as the market price on December 31; beginning in 2009, the SEC changed the definition to the average of the market prices on the first day of each calendar month during the year. For years prior to 2009 included in our 19 straight years of at least 100-percent replacement, reserves are determined using the price and cost assumptions we use in managing the business, not the historical prices used in SEC definitions. Reserves determined on ExxonMobil’s pricing basis also include oil sands and equity company reserves for all periods.

Resources, Resource Base, and Recoverable Resources — Along with similar terms used in this report, refers to the total remaining estimated quantities of oil and gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and gas that are not yet classified as proved reserves, but which ExxonMobil believes will likely be moved into the proved reserves category and produced in the future. The term “resource base” is not intended to correspond to SEC definitions such as “probable” or “possible” reserves.

Proved Reserves Replacement Ratio — The reserves replacement ratio is calculated for a specified period utilizing the applicable proved oil-equivalent reserves additions divided by oil-equivalent production. See “Proved Reserves” above.

Prime Product Sales — Prime product sales are total product sales excluding carbon black oil and sulfur. Prime product sales include ExxonMobil’s share of equity-company volumes and finished-product transfers to the Downstream.

CASH FLOW FROM OPERATIONS AND ASSET SALES	2012	2011	2010	2009	2008
(millions of dollars)
Net cash provided by operating activities	56,170	55,345	48,413	28,438	59,725
Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments	7,655	11,133	3,261	1,545	5,985

Cash flow from operations and asset sales	63,825	66,478	51,674	29,983	65,710

Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Summary Statement of Cash Flows. This cash flow is the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. The Corporation employs a long-standing and regular disciplined review process to ensure that all assets are contributing to the Corporation’s strategic objectives. Assets are divested when they are no longer meeting these objectives or are worth considerably more to others. Because of the regular nature of this activity, we believe it is useful for investors to consider proceeds associated with asset sales together with cash provided by operating activities when evaluating cash available for investment in the business and financing activities, including shareholder distributions.

PP&E ADDS/INVESTMENTS & ADVANCES	2012	2011	2010	2009	2008
(millions of dollars)
Additions to property, plant and equipment	34,271	30,975	26,871	22,491	19,318
Additional investments and advances	972	3,586	1,239	2,752	2,495
Collection of advances	(1,924)	(1,119)	(1,133)	(724)	(574)

PP&E Adds/Investment & Advances	33,319	33,442	26,977	24,519	21,239

PP&E Adds/Investments & Advances is the sum of the cash used for additions to property, plant and equipment and net change in investments and advances (additional investments and advances minus the collection of advances). PP&E Adds/Investments & Advances is a measure of cash invested mainly in capital projects, including ExxonMobil’s investment in non-consolidated companies.

FREE CASH FLOW	2012	2011	2010	2009	2008
(millions of dollars)
Net cash provided by operating activities	56,170	55,345	48,413	28,438	59,725
Additions to property, plant and equipment	(34,271)	(30,975)	(26,871)	(22,491)	(19,318)
Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments	7,655	11,133	3,261	1,545	5,985
Additional investments and advances	(972)	(3,586)	(1,239)	(2,752)	(2,495)
Collection of advances	1,924	1,119	1,133	724	574

Free cash flow	30,506	33,036	24,697	5,464	44,471

Free cash flow is cash flow from operations and asset sales less PP&E Adds/Investments & Advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business.

PROVED RESERVES REPLACEMENT COSTS	2012	2011	2010	2009	2008
Costs incurred (millions of dollars)
Property acquisition costs	2,207	3,787	45,461	1,285	663
Exploration costs	2,861	2,503	3,055	3,111	2,272
Development costs	27,482	25,690	23,210	17,130	14,633

Total costs incurred	32,550	31,980	71,726	21,526	17,568
Proved oil-equivalent reserves additions (millions of barrels)
Revisions	159	281	505	383	690
Improved recovery	23	—	5	15	7
Extensions/discoveries	1,490	1,613	516	1,091	1,423
Purchases	304	67	2,510	1	—

Total oil-equivalent reserves additions	1,976	1,961	3,536	1,490	2,120

Proved reserves replacement costs (dollars per barrel)	16.47	16.31	20.28	14.45	8.29

Proved reserves replacement costs per oil-equivalent barrel is a performance measure ratio and includes costs incurred in property acquisition and exploration, plus costs incurred in development activities, divided by proved oil-equivalent reserves additions, excluding sales. Unless otherwise specified, ExxonMobil reports these costs based on proved reserves using SEC historical prices and costs. See “Proved Reserves” on previous page.

EXPLORATION RESOURCE ADDITION COST	2012	2011	2010	2009	2008
Exploration portion of Upstream Capex (millions of dollars)	4,740	5,464	4,121	3,718	2,871
Exploration resource additions (millions of oil-equivalent barrels)	3,734	3,906	4,725	2,860	2,230
Exploration resource addition cost per OEB (dollars)	1.27	1.40	0.87	1.30	1.29

Exploration resource addition cost per oil-equivalent barrel is a performance measure that is calculated using the Exploration portion of Upstream capital and exploration expenditures (Capex) divided by exploration resource additions (in oil-equivalent barrels – OEB). ExxonMobil refers to new discoveries, and the non-proved portion of discovered resources that were acquired, as exploration resource additions. Exploration resource additions include quantities of oil and gas that are not yet classified as proved reserves, but which ExxonMobil believes will likely be moved into the proved reserves category and produced in the future. The impact of the XTO Energy Inc. merger transaction is excluded in 2010.

OPERATING COSTS	2012	2011	2010	2009	2008
(millions of dollars)
Reconciliation of Operating Costs
From ExxonMobil’s Consolidated Statement of Income
Total costs and other deductions	403,569	413,172	330,262	275,809	393,962
Less:
Crude oil and product purchases	265,149	266,534	197,959	152,806	249,454
Interest expense	327	247	259	548	673
Sales-based taxes	32,409	33,503	28,547	25,936	34,508
Other taxes and duties	35,558	39,973	36,118	34,819	41,719

Subtotal	70,126	72,915	67,379	61,700	67,608
ExxonMobil’s share of equity-company expenses	12,239	11,401	9,049	6,670	7,204

Total operating costs	82,365	84,316	76,428	68,370	74,812

Components of Operating Costs
From ExxonMobil’s Consolidated Statement of Income
Production and manufacturing expenses	38,521	40,268	35,792	33,027	37,905
Selling, general, and administrative expenses	13,877	14,983	14,683	14,735	15,873
Depreciation and depletion	15,888	15,583	14,760	11,917	12,379
Exploration expenses, including dry holes	1,840	2,081	2,144	2,021	1,451

Subtotal	70,126	72,915	67,379	61,700	67,608
ExxonMobil’s share of equity-company expenses	12,239	11,401	9,049	6,670	7,204

Total operating costs	82,365	84,316	76,428	68,370	74,812

Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control and therefore, are useful for investors and ExxonMobil management in evaluating management’s performance.

CAPITAL EMPLOYED	2012	2011	2010	2009	2008
(millions of dollars)
Business Uses: Asset and Liability Perspective
Total assets	333,795	331,052	302,510	233,323	228,052
Less liabilities and noncontrolling interests share of assets and liabilities
Total current liabilities excluding notes and loans payable	(60,486)	(69,794)	(59,846)	(49,585)	(46,700)
Total long-term liabilities excluding long-term debt	(90,068)	(83,481)	(74,971)	(58,741)	(54,404)
Noncontrolling interests share of assets and liabilities	(6,235)	(7,314)	(6,532)	(5,642)	(6,044)
Add ExxonMobil share of debt-financed equity-company net assets	5,775	4,943	4,875	5,043	4,798

Total capital employed	182,781	175,406	166,036	124,398	125,702

Total Corporate Sources: Debt and Equity Perspective
Notes and loans payable	3,653	7,711	2,787	2,476	2,400
Long-term debt	7,928	9,322	12,227	7,129	7,025
ExxonMobil share of equity	165,863	154,396	146,839	110,569	112,965
Less noncontrolling interests share of total debt	(438)	(966)	(692)	(819)	(1,486)
Add ExxonMobil share of equity-company debt	5,775	4,943	4,875	5,043	4,798

Total capital employed	182,781	175,406	166,036	124,398	125,702

Capital employed is a measure of net investment. When viewed from the perspective of how the capital is used by the businesses, it includes ExxonMobil’s net share of property, plant and equipment and other assets less liabilities, excluding both short-term and long-term debt. When viewed from the perspective of the sources of capital employed in total for the Corporation, it includes ExxonMobil’s share of total debt and equity. Both of these views include ExxonMobil’s share of amounts applicable to equity companies, which the Corporation believes should be included to provide a more comprehensive measure of capital employed.

RETURN ON AVERAGE CAPITAL EMPLOYED ( ROCE )	2012	2011	2010	2009	2008
(millions of dollars)
Net income attributable to ExxonMobil	44,880	41,060	30,460	19,280	45,220
Financing costs (after tax)
Gross third-party debt	(401)	(153)	(803)	(303)	(343)
ExxonMobil share of equity companies	(257)	(219)	(333)	(285)	(325)
All other financing costs – net	100	116	35	(483)	1,485

Total financing costs	(558)	(256)	(1,101)	(1,071)	817

Earnings excluding financing costs	45,438	41,316	31,561	20,351	44,403

Average capital employed	179,094	170,721	145,217	125,050	129,683
Return on average capital employed – corporate total	25.4%	24.2%	21.7%	16.3%	34.2%

ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash flow based, are used to make investment decisions. See pages 85 and 86 for segment information relevant to ROCE.

DISTRIBUTIONS TO SHAREHOLDERS	2012	2011	2010	2009	2008
(millions of dollars)
Dividends paid to ExxonMobil shareholders	10,092	9,020	8,498	8,023	8,058
Cost of shares purchased to reduce shares outstanding	20,000	20,000	11,200	18,000	32,000

Distributions to ExxonMobil shareholders	30,092	29,020	19,698	26,023	40,058

Memo: Gross cost of shares purchased to offset shares issued under benefit plans and programs	1,068	2,055	1,893	1,703	3,734

The Corporation distributes cash to shareholders in the form of both dividends and share purchases. Shares are purchased both to reduce shares outstanding and to offset shares issued in conjunction with company benefit plans and programs. For purposes of calculating distributions to shareholders, the Corporation only includes the cost of those shares purchased to reduce shares outstanding.

FUNCTIONAL EARNINGS(1)
	2012 Quarters
(millions of dollars)	First	Second	Third	Fourth	2012	2011	2010	2009	2008

Earnings (U.S. GAAP)
Upstream
United States	1,010	678	633	1,604	3,925	5,096	4,272	2,893	6,243
Non-U.S.	6,792	7,680	5,340	6,158	25,970	29,343	19,825	14,214	29,159
Total	7,802	8,358	5,973	7,762	29,895	34,439	24,097	17,107	35,402

Downstream
United States	603	834	1,441	697	3,575	2,268	770	(153)	1,649
Non-U.S.	983	5,812	1,749	1,071	9,615	2,191	2,797	1,934	6,502
Total	1,586	6,646	3,190	1,768	13,190	4,459	3,567	1,781	8,151

Chemical
United States	433	494	565	728	2,220	2,215	2,422	769	724
Non-U.S.	268	955	225	230	1,678	2,168	2,491	1,540	2,233
Total	701	1,449	790	958	3,898	4,383	4,913	2,309	2,957

Corporate and financing	(639)	(543)	(383)	(538)	(2,103)	(2,221)	(2,117)	(1,917)	(1,290)

Net income attributable to ExxonMobil (U.S. GAAP)	9,450	15,910	9,570	9,950	44,880	41,060	30,460	19,280	45,220

Special Items
Upstream
Non-U.S.	—	—	—	—	—	—	—	—	1,620

Corporate and financing	—	—	—	—	—	—	—	(140)	(460)

Corporate total	—	—	—	—	—	—	—	(140)	1,160

Earnings Excluding Special Items(2)
Upstream
United States	1,010	678	633	1,604	3,925	5,096	4,272	2,893	6,243
Non-U.S.	6,792	7,680	5,340	6,158	25,970	29,343	19,825	14,214	27,539
Total	7,802	8,358	5,973	7,762	29,895	34,439	24,097	17,107	33,782

Downstream
United States	603	834	1,441	697	3,575	2,268	770	(153)	1,649
Non-U.S.	983	5,812	1,749	1,071	9,615	2,191	2,797	1,934	6,502
Total	1,586	6,646	3,190	1,768	13,190	4,459	3,567	1,781	8,151

Chemical
United States	433	494	565	728	2,220	2,215	2,422	769	724
Non-U.S.	268	955	225	230	1,678	2,168	2,491	1,540	2,233
Total	701	1,449	790	958	3,898	4,383	4,913	2,309	2,957

Corporate and financing	(639)	(543)	(383)	(538)	(2,103)	(2,221)	(2,117)	(1,777)	(830)

Corporate total	9,450	15,910	9,570	9,950	44,880	41,060	30,460	19,420	44,060

(1)	Total corporate earnings means net income attributable to ExxonMobil (U.S. GAAP) from the consolidated income statement. Unless indicated, references to earnings, special items, Upstream, Downstream, Chemical, and Corporate and Financing segment earnings, and earnings per share are ExxonMobil’s share after excluding amounts attributable to noncontrolling interests.
(2)	See Frequently Used Terms on pages 93 through 95.

RETURN ON AVERAGE CAPITAL EMPLOYED(1) BY BUSINESS
(percent)	2012	2011	2010	2009	2008

Upstream
United States	6.8	9.3	12.2	18.2	42.6
Non-U.S.	31.7	39.2	29.0	24.8	56.7
Total	21.4	26.5	23.3	23.4	53.6

Downstream
United States	77.2	42.5	12.5	(2.1)	23.7
Non-U.S.	49.6	12.1	15.6	10.9	34.8
Total	54.9	19.1	14.8	7.1	31.8

Chemical
United States	47.5	46.2	53.0	17.6	16.0
Non-U.S.	10.8	14.4	17.6	12.6	22.4
Total	19.3	22.1	26.3	13.9	20.4

Corporate and financing	N.A.	N.A.	N.A.	N.A.	N.A.

Corporate total	25.4	24.2	21.7	16.3	34.2

AVERAGE CAPITAL EMPLOYED(2) BY BUSINESS
(millions of dollars)	2012	2011	2010	2009	2008

Upstream
United States	57,631	54,994	34,969	15,865	14,651
Non-U.S.	81,811	74,813	68,318	57,336	51,413
Total	139,442	129,807	103,287	73,201	66,064
Downstream
United States	4,630	5,340	6,154	7,306	6,963
Non-U.S.	19,401	18,048	17,976	17,793	18,664
Total	24,031	23,388	24,130	25,099	25,627
Chemical
United States	4,671	4,791	4,566	4,370	4,535
Non-U.S.	15,477	15,007	14,114	12,190	9,990
Total	20,148	19,798	18,680	16,560	14,525
Corporate and financing	(4,527)	(2,272)	(880)	10,190	23,467

Corporate total	179,094	170,721	145,217	125,050	129,683

Average capital employed applicable to equity companies included above	32,962	31,626	30,524	27,684	25,651

(1)	Capital employed consists of ExxonMobil’s share of equity and consolidated debt, including ExxonMobil’s share of amounts applicable to equity companies. See Frequently Used Terms on pages 93 through 95.
(2)	Average capital employed is the average of beginning-of-year and end-of-year business segment capital employed, including ExxonMobil’s share of amounts applicable to equity companies. See Frequently Used Terms on pages 93 through 95.